UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                     FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 23, 2005

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                        STANDARD MICROSYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-7422              11-2234952
(State or other jurisdiction of     (Commission File      (I.R.S. Employer
 incorporation)                      Number)               Identification No.)

                    80 Arkay Drive, Hauppauge, New York   11788
               (Address of principal executive offices) (Zip Code)

                                 (631) 435-6000
              (Registrant's telephone number, including area code)

                                       N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement

As of May 27, 2005, Standard Microsystems Corporation (SMSC) amended its employment agreement with Andrew M. Caggia, who, as disclosed in SMSC's Form 8-K filed on April 21, 2005, will retire as Chief Financial Officer on June 1, 2005 and will continue to be employed by SMSC in a part time capacity to ensure a smooth transition. A copy of the contract amendment is attached hereto as
Exhibit 10.1.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits

10.1*- Amendment  dated as of May 27, 2005 to Employment  Agreement  with Andrew
       M. Caggia, dated January 7, 2000, as previously amended.

* Indicates a management contract or compensatory plan or arrangement.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        STANDARD MICROSYSTEMS CORPORATION

                                  (Registrant)



Date:  May 27, 2005                          By:   /s/ ANDREW M. CAGGIA
                                                 ------------------------------
                                                 Andrew M. Caggia
                                                 Senior Vice President and
                                                 Chief Financial Officer,
                                                 and Director
                                                 (Principal Financial Officer)



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                                  Exhibit Index


Exhibit No.    Description

10.1* Amendment dated as of May 27, 2005 to Employment Agreement with Andrew M. Caggia, dated January 7, 2000, as previously amended.


* Indicates a management contract or compensatory plan or arrangement.